SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: July 16, 2003
(Date of earliest event reported)

FORD MOTOR CREDIT COMPANY
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

1-6368	38-1612444
(Commission File Number)	(IRS Employer Identification No.)

One American Road, Dearborn, Michigan 48126
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code 313-322-3000

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

EXHIBITS

Designation	Description	Method of Filing

Exhibit 99.1	News Release dated July 16, 2003 of Ford Motor Credit Company with attachment.	Filed with this Report

Exhibit 99.2	Form 8-K dated July 16, 2003 of Ford Motor Company.	Filed with this Report

Item 9. Information Provided Under Item 12. (Results of Operations and Financial Condition).

Our news release dated July 16, 2003, filed as Exhibit 99.1 and Ford Motor Company’s Form 8-K dated July 16, 2003 concerning second quarter 2003 financial results, filed as Exhibit 99.2, respectively, to this report, are incorporated by reference herein.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on the date indicated.

FORD MOTOR CREDIT COMPANY

(Registrant)

Date: July 16, 2003	By: /s/	S. W. Murphy

S. W. Murphy
Assistant Secretary

EXHIBIT INDEX

Designation	Description

Exhibit 99.1	News Release dated July 16, 2003 of Ford Motor Credit Company with attachment.	Filed with this Report

Exhibit 99.2	Form 8-K dated July 16, 2003 of Ford Motor Company.	Filed with this Report